Exhibit 99.2

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
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UNITED STATES OF AMERICA
:
- v. -		FINAL ORDER OF FORFEITURE AS
	:	TO FORFEITED MANAGED ENTITIES
JOHN J. RIGAS,
and	:	S1 02 Cr. 1236 (LBS)
TIMOTHY J. RIGAS,
:
Defendants.
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BACKGROUND

The Criminal Proceedings

WHEREAS, at all relevant times, Adelphia Communications Corporation (“ACC”) was the fifth-largest cable television provider in the United States. ACC became a public company in 1986 but remained tightly controlled by members of the Rigas family. In March 2002, significant accounting problems at ACC came to light, resulting in parallel investigations by the United States Attorney’s Office for the Southern District of New York (the “Office”), the United State Postal Investigation Service and the Securities and Exchange Commission (“SEC”);

WHEREAS, on July 30, 2003, Superseding Indictment S1 02 Cr. 1236 (LBS) was filed in the Southern District of New York against, among others, JOHN J. RIGAS, TIMOTHY J. RIGAS, MICHAEL RIGAS, and others charging, inter alia, conspiracy to commit securities fraud, false statements in SEC filings, false books and records, and bank fraud, for conduct that included fraudulent accounting and looting of assets of ACC and its subsidiaries by the Rigas family;

WHEREAS, the Superseding Indictment included a forfeiture allegation seeking forfeiture to the United States pursuant to 18 U.S.C. § 981(a)(1)(C) and 28 U.S.C. § 2461 of all property, real and personal, constituting or derived from proceeds traceable to the commission of the charged offenses;

WHEREAS, on July 8, 2004, the jury found JOHN J. RIGAS and TIMOTHY J. RIGAS guilty on Counts One (conspiracy to commit securities fraud), false statements in SEC filings, false books and records, and bank fraud), Two through Sixteen (securities fraud), and Twenty-two and Twenty-Three (bank fraud) of the Superseding Indictment;

WHEREAS, on April 24, 2005, a Settlement Agreement (the “Settlement Agreement”) was entered into between, on the one hand, the Office, and, on the other hand, JOHN J. RIGAS, TIMOTHY J. RIGAS and MICHAEL J. RIGAS, the defendants, and James P. Rigas, Ellen Rigas Venetis and Doris Rigas, and their affiliated entities (the “Rigas Family” or “Rigas Parties”). Under the Settlement Agreement, the Rigas Parties consented to the forfeiture of the property described in Exhibits C, E and F to the Settlement Agreement (the “Property”);

WHEREAS, as set forth in a Consent Order of Forfeiture filed June 7, 2005, which is incorporated herein by reference as if set out in full, pursuant to 18 U.S.C. § 981(a)(1)(C), 28 U.S.C. § 2461 and Rule 32.2(b) of the Federal Rules of Criminal Procedure, all right, title and interest of the Rigas Parties in the Property was forfeited to the United States for disposition according to law.

ACC’s Non-Prosecution Agreement

WHEREAS, on April 25, 2005, the Office and ACC and its affiliated entities (as more fully described in that agreement) (“Adelphia”) entered into a non-prosecution agreement (the “NPA”) providing, inter alia, that Adelphia would provide restitution in the amount of $715 million in prescribed currency to ACC security-holders who were victims of the fraud scheme alleged in the Superseding Indictment. The NPA stipulated that such payment would be made to the United States, which will disburse restitution to victims in such forms and amounts as determined by the Attorney General and the SEC, subject to Court approval, if applicable;

WHEREAS, the NPA further provided that the aforesaid payment obligation was contingent upon the United States obtaining, and then conveying to Adelphia, or its designee(s), (i) all capital stock, partnership, and/or other direct or indirect ownership interests in the Forfeited Managed Entities listed on Exhibit 1(C) hereto (the “FMEs”); (ii) the real properties and other assets associated with the FMEs listed on Exhibit 1(E)(B) hereto; and (iii) at Adelphia’s option, the securities listed on Exhibit 1(F) hereto and/or the capital stock, partnership and/or other ownership interests of the Other Forfeited Entities listed on Exhibit 1(C) that own, directly or indirectly, any of the securities listed on Exhibit 1(F);

WHEREAS, ACC and various of its subsidiaries intend to sell substantially all of their assets to Time Warner and Comcast pursuant to a Chapter 11 plan of reorganization;

WHEREAS, the Office and Adelphia have agreed that effectuation of the restitutionary scheme provided for in the NPA would be facilitated and expedited if the

FMEs were forfeited to the United States and conveyed to certain designated subsidiaries of ACC as a first step in the forfeiture process.

The Ancillary Proceedings

WHEREAS, the provisions of 21 U.S.C. § 853(n) and Fed. R. Crim. P. 32.2(b) require publication and notice to third parties known to have alleged an interest in forfeited property and the disposition of any petitions filed under § 853(n) before the United States may have clear title to such property;

WHEREAS, on July 13, 2005, the Court issued a Preliminary Order of Forfeiture as to Specific Property, a copy of which is attached hereto as Exhibit 1 and is incorporated herein by reference as if set out in full. The Preliminary Order (i) directed the United States to publish notice of the Order, the United States’ intent to dispose of the Property in such manner as the Attorney General may direct, and that any person asserting a legal interest in the Property was required to file a petition with the Court in accordance with the requirements of § 853(n)(2) and (3); and (ii) stated that the United States could also, to the extent practicable, provide direct written notice to any person known to have an alleged interest in the Property as a substitute for published notice as to those persons so notified;

WHEREAS, notice of the forfeiture action was duly published in the New York Law Journal for three successive weeks beginning on July 27, 2005; the national edition of the Wall Street Journal for three successive weeks beginning on September 1, 2005; The State (Columbia, South Carolina) for three successive weeks beginning on July 29, 2005; The Daily Journal (Denver, Colorado) for three successive weeks beginning on August 1, 2005; The Tribune-Review (Pittsburgh, Pennsylvania) for three successive weeks beginning on August 4, 2005; and the Potter Leader-Enterprise (Coudersport, Pennsylvania) for three successive weeks beginning on August 17, 2005. Proof of such publication is attached to the Government’s Application for a Final Order of Forfeiture;

WHEREAS, notice of the forfeiture action was sent by certified mail to all persons and entities the Government believes may have an interest in the FMEs. The persons and entities to whom such notice was sent, the date of mailing, and the delivery information is attached to the Government’s Application for a Final Order of Forfeiture as to Forfeited Managed Entities;

WHEREAS, pursuant to 21 U.S.C. § 853(n)(7), the United States shall have clear title to any forfeited property if no petitions for a hearing to contest the forfeiture have been filed within 30 days of final publication or receipt of notice of the forfeiture action as set forth in 21 U.S.C. § 853(n)(2).

Petitions Asserting An Interest In The FMEs

WHEREAS, on August 19, 2005, ACC and various ACC subsidiaries filed a petition (the “Adelphia Petition”) asserting their ownership interests in, inter alia, the FMEs, which petition was amended by stipulation dated March 24, 2006 (the “Amended Petition”);

WHEREAS, on or about October 13, 2005, Bank of Montreal filed a petition asserting an ownership interest in certain of the FMEs “exclusively to protect its interests and those of the Olympus Lenders ... against the contingency” that the May 26, 2005 decision of the Honorable Robert E. Gerber, United States Bankruptcy Court, Southern District of New York, is overturned on appeal. On or about November 1,

2005, this Court placed Bank of Montreal’s petition on suspense pending the outcome of the appeal;

WHEREAS, on or about November 18, 2005, Bank of America, N.A., filed a petition asserting an ownership interest in certain of the FMEs “to protect its interests and those of the Century Cable Holdings Lenders” against the contingency that Judge Gerber’s order would be reversed on appeal;

WHEREAS, on or about November 21, 2005, Wachovia Bank, N.A., successor in interest to First Union National Bank, filed a petition asserting an ownership interest in certain of the FMEs “to protect its interests and those of the UCA Lenders” against the contingency that Judge Gerber’s order would be reversed on appeal;

WHEREAS, on or about December 13, 2005, the County of San Diego, California, filed a petition objecting to and opposing approval of the Preliminary Order of Forfeiture “to the extent that the purpose or effect of such approval is to circumvent, negate, or otherwise interfere with the application of [its] lawful regulatory authority” over licenses possessed by Highland Carlsbad Cablevision, Inc. and Highland Carlsbad Operating Subsidiary, Inc. (f/k/a Daniels Cablevision, Inc.), two of the FMEs or, in the alternative, asserting that the approval of the Preliminary Order of Forfeiture should be “made subject to the obtaining of all necessary regulatory approvals of affected governmental agencies, including the County” of San Diego;

WHEREAS, on or about December 13, 2005, the City of Encinitas, California filed a petition objecting to and opposing approval of the Preliminary Order of Forfeiture “to the extent that the purpose or effect of such approval is to circumvent, negate, or otherwise interfere with the application of [its] lawful regulatory authority” over licenses possessed by Highland Carlsbad Cablevision, Inc. and Highland Carlsbad Operating Subsidiary, Inc. (f/k/a Daniels Cablevision, Inc.), two of the FMEs, or in the alternative, asserting that the approval of the Preliminary Order of Forfeiture should be “made subject to the obtaining of all necessary regulatory approvals of affected governmental agencies, including the City of Encinitas”;

WHEREAS, more than 30 days have expired since final publication and mailing of notice as described above, and no other petitions have been filed asserting an interest in the FMEs.

The Proposed Final Order of Forfeiture

WHEREAS, on or about March 28, 2006, the United States applied for (i) a Final Order of Forfeiture as to Forfeited Managed Entities forfeiting all right, title and interest in the FMEs to the United States; and (ii) an Amended Final Order of Forfeiture as to Forfeited Managed Entities, to be entered immediately thereafter, transferring all right, title and interest of the United States in the FMEs to designated ACC subsidiaries;

WHEREAS, the United States and ACC, the Adelphia Petitioners and the ACC LLCs (as defined in the Stipulation and Order described hereinafter) have entered into a Stipulation and Order of Settlement of the Adelphia Petitioners’ Amended Petition as to the FMEs, which the Court has endorsed and which is attached hereto as Exhibit 2 and incorporated herein by reference as if set out in full;

WHEREAS, the proposed Final Order of Forfeiture and Amended Final Order of Forfeiture expressly preserve (i) the interests asserted in the petitions filed by Bank of Montreal, Bank of America, N.A. and Wachovia Bank, N.A.; and (ii) the rights, if any, of the County of San Diego, California, the City of Carlsbad, California, the City of

Encinitas, California, the City of Desert Hot Springs, California, the Town of Hilton Head Island, South Carolina, and the Village of Palm Springs, Florida, to approve any future transfer requests, change of control requests, and/or franchise renewal proceedings related to franchise agreements with any of the FMEs or their successors, including but not limited to the right, if any, to consider issues of noncompliance that presently exist, or may exist in the future, and/or to require the cure of any existing or future noncompliance issues (each as contractually or otherwise permitted).

NOW, THEREFORE, on the application of Michael J. Garcia, United States Attorney for the Southern District of New York, Barbara A. Ward, Assistant United States Attorney, of counsel,

IT IS ORDERED, ADJUDGED AND DECREED THAT:

1.                                       All right, title and interest in the property listed on Exhibit 3 hereto, and all property traceable to such property, is hereby forfeited to the United States of America, free and clear of all liens, claims, encumbrances and adverse interests. Such forfeiture is without prejudice to, and shall not constitute a waiver of:

a.  the rights, if any, of the County of San Diego, California, the City of Carlsbad, California, the City of Encinitas, California, the City of Desert Hot Springs, California, the Town of Hilton Head Island, South Carolina, and the Village of Palm Springs, Florida, to approve any future transfer requests, change of control requests, and/or franchise renewal proceedings related to franchise agreements with any of the FMEs or their successors, including but not limited to the right, if any, to consider issues of noncompliance that presently exist, or may exist in the future, and/or to require the cure of any existing or future noncompliance issues (each as contractually or otherwise permitted); as well as the rights and defenses, if any, of ACC, the Adelphia Petitioners or ACC LLCs related to the same, including, but not limited to, the right to argue, pursuant to section 365(f) of the Bankruptcy Code or otherwise, that the consent of the local franchising authority is not required to transfer a franchise agreement; and

b.  the contingent claims of (i) Bank of Montreal asserted in its petition filed on or about October 13, 2005; (ii) Bank of America asserted in its petition filed on or about November 18, 2005; and (iii) Wachovia Bank, N.A., successor in interest to First Union National Bank, asserted in its petition filed on or about November 21, 2005.

2.                                       The transfer to the United States of the partnership interests previously owned by the Rigas Family in Adelphia Cablevision Associates of Radnor, L.P., Highland Video Associates, L.P., Montgomery Cablevision Associates, L.P., Hilton Head Communications, L.P. and Ionian Communications, L.P. pursuant to this Stipulation and Order shall not cause or be deemed to result in a dissolution of such partnerships.

3.                                       Nothing in this Order shall affect any property subject to the Preliminary Order of Forfeiture which is not specifically forfeited to the United States by paragraph 1 hereof, or any petition asserting an interest in any such property.

4.                                       The petitions of Bank of Montreal filed on or about October 13, 2005; Bank of America, N.A., filed on or about November 18, 2005; Wachovia Bank, N.A., successor in interest to First Union National Bank, filed on or about November 21, 2005; the County of San Diego, California, filed on or about December 13, 2005; and the City of Encinitas, California, filed on or about December 13, 2005, are hereby dismissed with prejudice, with each party to bear its own costs and fees.

5.                                       The Clerk of the Court shall forward certified copies of this Order to Assistant United States Attorney Barbara A. Ward, One St. Andrew’s Plaza, New York, New York, 10007; and to Alan Vinegrad, Esq., Covington & Burling, 1330 Avenue of the Americas, New York, New York, 10019.

Dated:	New York, New York
March 29, 2006

Time: 10:22 AM

SO ORDERED:

/s/ Leonard B. Sand
HONORABLE LEONARD B. SAND
UNITED STATES DISTRICT JUDGE

INDEX OF EXHIBITS

Exhibit 1	Preliminary Order of Forfeiture As To Specific Property, with Exhibits:

	Exhibit C	Forfeited Managed Entities and Other Forfeited Entities

	Exhibit E	Forfeited Real Estate

	Exhibit F	Forfeited Securities

Exhibit 2	Stipulation and Order of Settlement of Amended Petition of Adelphia Communications Corporation and Various Subsidiaries as to Forfeited Managed Entities

Exhibit 3	Forfeited Managed Entities

EXHIBIT 1

PRELIMINARY ORDER OF FORFEITURE AS TO SPECIFIC PROPERTY

Exhibits to Preliminary Order of Forfeiture as to Specific Property:

Exhibit C	Forfeited Managed Entities and Other Forfeited Entities

Exhibit E	Forfeited Real Estate

Exhibit F	Forfeited Securities

EXHIBIT 2

STIPULATION AND ORDER OF SETTLEMENT OF AMENDED

PETITION OF ADELPHIA COMMUNICATIONS CORPORATION AND

VARIOUS SUBSIDIARIES AS TO FORFEITED MANAGED ENTITIES

EXHIBIT 3

FORFEITED MANAGED ENTITIES

1.                                       Adelphia Cablevision Associates of Radnor, L.P.

2.                                       Adelphia Cablevision of West Palm Beach, LLC

3.                                       Adelphia Cablevision of West Palm Beach II, LLC

4.                                       Cablevision Business Services, Inc.

5.                                       Desert Hot Springs Cablevision, Inc.

6.                                       Henderson Community Antenna Television, Inc.

7.                                       Highland Carlsbad Cablevision, Inc.

8.                                       Highland Carlsbad Operating Subsidiary, Inc. (f/k/a Daniels Cablevision, Inc.)

9.                                       Highland Prestige Georgia, Inc.

10.                                 Highland Video Associates, L.P. (excluding the interest held by Highland Video Associates, L.P. in Bucktail Broadcasting Corp.)

11.                                 Hilton Head Communications, L.P.

12.                                 Ionian Communications, L.P.

13.                                 Montgomery Cablevision Associates, L.P.

14.                                 Prestige Communications, Inc.